UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 28, 2003



                          Tesoro Petroleum Corporation
             (Exact name of registrant as specified in its charter)



               Delaware                      1-3473                  95-0862768
     (State or other jurisdiction   (Commission File Number)      (IRS Employer
           of incorporation)                                 Identification No.)



              300 Concord Plaza Drive                            78216-6999
                San Antonio, Texas                               (Zip Code)
     (Address of principal executive offices)




       Registrant's telephone number, including area code: (210) 828-8484


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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

                    99.1 Press  Release  issued on  October  28,  2003 by Tesoro
                         Petroleum Corporation


Item  9.  Regulation FD Disclosure

     On October 28, 2003 Tesoro issued a press release (the "Press Release") announcing that the Company's subsidiary, Tesoro Marine Services, LLC signed Asset Purchase Agreements to sell substantially all of its Marine Services assets. In addition, the Company indicated that it still expects to exceed the current First Call consensus for third quarter earnings. The foregoing is qualified by reference to the Press Release which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

     This Press Release contains certain statements that are "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. These forward-looking statements contain expectations with respect to the company's third quarter 2003 earnings. For information concerning factors that could cause differences between actual results and forward-looking statements, see the company's annual report on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission.

                                   SIGNATURES






     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    October 28, 2003


                               TESORO PETROLEUM CORPORATION




                               By:      /s/ Gregory A. Wright
                                   ---------------------------------------------
                                            Gregory A. Wright
                                           Senior Vice President
                                         and Chief Financial Officer

                                Index to Exhibits


Exhibit Number                                   Description


         99.1 Press Release issued on October 28, 2003 by Tesoro Petroleum Corporation.